SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)


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     [ ]	Soliciting Material Pursuant to Sec 240.14a-11(c) or Sec 240.14a-12

		                          Tri City Bankshares Corporation
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


                               TRI CITY BANKSHARES CORPORATION
                                   6400 South 27th Street
                                 Oak Creek, Wisconsin 53154
                                      ________________


                          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       June 10, 1998



TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 10, 1998 at 9:30 a.m., for the following purposes:

(1)	  To elect fourteen members of the Board of Directors to serve until the
      1999 Annual Meeting of Shareholders and until their successors are elected and qualified; and

(2)  	To transact such other business as may properly come before the Annual
      Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 21, 1998, will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the Annual Meeting in person. Those who do not expect to attend the Annual Meeting are urged to sign and return the enclosed proxy. Your proxy will not be used if you subsequently decide to attend the Annual Meeting and desire to vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,

/s/Henry Karbiner, Jr.
------------------------------

Henry Karbiner, Jr., Secretary

Oak Creek, Wisconsin
April 24, 1998

                               TRI CITY BANKSHARES CORPORATION
                                    6400 South 27th Street
                                  Oak Creek, Wisconsin 53154


                                        PROXY STATEMENT

                                 ____________________________







This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 10, 1998, at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this Proxy Statement with its enclosures. No other solicitation is contemplated, however, if it is necessary to assure adequate attendance at the Annual Meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, telegraph, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total expense of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this Proxy Statement and accompanying proxy card are first being mailed to shareholders is May 1, 1998.

Shareholders are asked to complete, sign, and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the Annual Meeting. Prior to the Annual Meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Henry Karbiner, Jr., at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may also be revoked at the Annual Meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 21, 1998 (the "Record Date"), will be entitled to vote at the meeting. There were 2,507,679 shares of the Common Stock of the Corporation outstanding on that date, each share being entitled to one vote.

The presence, in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the Record Date is required for a quorum with respect to the matters on which action is to be taken at the Annual Meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of March 2, 1998, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and officers of the Corporation as a group. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                                       	Amount and Nature
                                         	of Beneficial	             Percent of
Name of Beneficial Owner	                  Ownership (1)	             Class (2)
------------------------                -----------------            ----------
Frank Bauer	                            25,435 Shares (3)	              1.014%

Sanford Fedderly	                       72,360 Shares (4)	              2.886%

William Gravitter	                     206,137 Shares (5)	              8.220%

Henry Karbiner, Jr.	                    66,198 Shares (6)	              2.640%

Christ Krantz	                          62,908 Shares	                  2.509%

Rudie L. Lauterbach	                    15,024 Shares	                     *

William P. McGovern	                    12,000 Shares (7)	                 *

Robert W. Orth	                          8,214 Shares (8)	                 *

Ronald K. Puetz	                        10,562 Shares (9)	                 *

John M. Rupcich	                        11,348 Shares (10)	                *

David A. Ulrich	                     1,107,203 Shares (11)	            44.152%

William J. Werry	                       34,412 Shares (12)	             1.372%

Scott A. Wilson	                         9,990 Shares (13)	                *

All Directors and Officers	          1,645,300 Shares	                 65.610%
as a group (15 persons)
_____________________

*	Less than 1%.

( 1)  	Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

( 2)	  Percentages are based upon the 2,507,681 shares issued and outstanding as of March 2, 1998.

( 3)  	Includes 2,539 shares registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer has shared voting and investment power, and 894 shares registered in the name of Mrs. Bauer.

( 4)	  Includes 35,180 shares registered in the name of Mrs. Roberta C. Fedderly
       1991 Revocable Trust, 35,115 shares registered to the Sanford Fedderly
       1991 Revocable Trust, and 2,000 shares held in a self-directed individual retirement account ("IRA") for the benefit of Mr. Fedderly.

( 5)  	Includes 3,850 shares registered in the name of Mrs. Gravitter.

( 6)  	Includes 5,500 shares registered in the name of Mrs. Karbiner, and 10,912 shares and 286 shares held in self-directed IRAs for the benefit of Mr. Karbiner and Mrs. Karbiner, respectively.

( 7)  	Includes 2,880 shares registered in the name of Mr. McGovern and his wife as joint tenants, as to which Mr. McGovern has shared voting and investment power.

( 8)  	Includes 1,320 shares in accounts for Mr. Orth's children in which he is custodian.

( 9)	  Includes 785 shares registered in the name of Mrs. Puetz and 2,075 shares held in a self-directed IRA for the benefit of Mr. Puetz.

(10) 	 Includes 6,366 shares registered in the name of Mr. Rupcich and his wife as joint tenants, as to which Mr. Rupcich has shared voting and investment power.

(11)  	Includes 117,679 shares registered in the name of Mrs. Ulrich as to which
       Mr. Ulrich disclaims beneficial ownership. Also includes 11,070 shares registered in the name of N.D.C. Inc., in which Mr. Ulrich is President and principal shareholder, and 41,434 shares and 1,128 shares held in self-directed IRAs for the benefit of Mr. Ulrich and Mrs. Ulrich, respectively. Also includes 243,842 shares held under Stockholders' Agreements with members of Mr. Ulrich's family.

(12)  	Includes 26,552 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Also includes 2,340 shares registered in the name of Mrs. Werry.

(13)  	Includes 5,650 shares registered in the name of Mr. Wilson and his wife, as to which Mr. Wilson has shared voting and investment power and 3,065 shares and 1,275 shares held in self-directed IRAs for the benefit of Mr. Wilson and Mrs. Wilson, respectively.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

ELECTION OF DIRECTORS

The Board of Directors proposes that the fourteen (14) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR the election of the following fourteen (14) persons, unless otherwise indicated, but, if any such nominee is unable to serve, due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors. All of the persons nominated as directors are currently directors of the Corporation and were elected at the last annual meeting held on June 11, 1997, for a one year term which expires at the 1998 Annual Meeting.
All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                                               Principal Occupation During
                  	 	Director	                     the Past 5 Years and
	Name	                 Since         Age            Other Directorships
---------------      --------       -----      ---------------------------
Frank J. Bauer	        1990          71       	Director of the Corporation.
                                               President of Frank Bauer
                                               Construction Company, Inc.
                                               Director of Tri City National
                                               Bank.

Sanford Fedderly       1980          63	       Director of the Corporation.
                                               Retired Registered Pharmacist.
                                               Retired President of Tri City
                                               Pharmacy, Inc., Oak Creek,
                                               Wisconsin.  Director of Tri
                                               City National Bank.

William Gravitter      1980  	       69 	      Director of the Corporation.
                                               President of Hy-View Mobile Home
                                               Park.  Director of Tri City
                                               National Bank.

Henry Karbiner, Jr.	   1980	         57	       Executive Vice President,
                                               Secretary, Treasurer and a
                                               Director of the Corporation.
                                               President and Director of Tri
                                               City National Bank.

Christ Krantz	         1980         	73       	Director of the Corporation.
                                               President of Krantz Realty,
                                               Inc., which owns Days Inn,
                                               Wauwatosa, Wisconsin.  Vice
                                               President and Secretary of KRK,
                                               Inc., which owns Ramada Airport
                                               Motel, Milwaukee, Wisconsin.
                                               Partner in Veterans Linen Supply
                                               Company.  Director of Tri City
                                               National Bank.

Rudie L. Lauterbach	   1980	         82	       Director of the Corporation.
                                               Semi-retired, Independent
                                               Accountant, Elm Grove,
                                               Wisconsin.  Director of Tri City
                                               National Bank.

William P. McGovern	   1980	         82	       Director of the Corporation.
                                               Semi-retired Attorney-at-Law,
                                               Milwaukee, Wisconsin, served as
                                               legal counsel to certain of the
                                               Tri City National Banks from
                                               1968 to present.  Director of
                                               Tri City National Bank.

Robert W. Orth	        1996	         51	       Senior Vice President and a
                                               Director of the Corporation
                                               since 1996.  Executive Vice
                                               President of Tri City National
                                               Bank since 1996.  Senior Vice
                                               President of Bank One,
                                               Milwaukee, NA from 1979 to 1996.

Ronald K. Puetz	       1988         	49	       Senior Vice President and a
                                               Director of the Corporation.
                                               Executive Vice President and
                                               Director of Tri City National
                                               Bank.

John M. Rupcich	       1993	         52	       Director of the Corporation.
                                               President and a Director of
                                               N.D.C., Inc.  Executive Vice
                                               President, Treasurer and a
                                               Director of Mega Marts, Inc.
                                               Director of Tri City National
                                               Bank.

David A. Ulrich	       1980 	        71	       President, Chief Executive
                                               Officer, Chairman of the Board
                                               and a Director of the
                                               Corporation.  Chairman of the
                                               Board, Chief Executive Officer
                                               and a Director of Tri City
                                               National Bank.

David A. Ulrich, Jr.	  1997         	37	       Director of the Corporation
                                               since 1997.  Vice President and
                                               a Director of Mega Marts, Inc.
                                               and Vice President and a
                                               Director of N.D.C., Inc.
                                               Responsible for property
                                               management and construction
                                               projects of said corporations.

William J. Werry	      1980	         71	       Director of the Corporation.
                                               Retired Unit President of Tri
                                               City National Bank.  Director of
                                               Tri City National Bank.

Scott A. Wilson	       1990	         51	       Senior Vice President and a
                                               Director of the Corporation.
                                               Executive Vice President and a
                                               Director of Tri City National
                                               Bank.

There is a family relationship between David A. Ulrich and two of the nominees for directorship. Mr. Bauer is Mr. Ulrich's brother-in-law and Mr. Ulrich, Jr. is Mr. Ulrich's son.

The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Ulrich, Karbiner, Gravitter, Fedderly and Krantz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 1997, the Executive Committee held four meetings. The Audit Committee is composed of Messrs. Lauterbach, Fedderly, Krantz and McGovern and its function is (a) to review the results of audits of the Corporation and its subsidiaries performed by the Corporation's internal auditors, (b) to meet with, and review the results of audits of the Corporation and its subsidiaries performed by the Corporation's independent public accountants, and (c) to recommend the selection of independent public accountants. The Audit Committee held three meetings during 1997. The Board of Directors has not appointed a nominating committee, and the review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. If shareholders were to recommend nominees for directors, the full Board would consider such persons. Shareholders are entitled to nominate persons from the floor at the Annual Meeting, but it is intended that the proxies solicited with the Proxy Statement will be voted for the slate of the fourteen persons listed in the table above as nominees to the Board of Directors. The Board of Directors does not have a compensation committee.

The Board of Directors held four meetings during 1997. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 1997.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Corporation and its subsidiaries to each of the most highly compensated executive officers of the Corporation whose cash compensation exceeded $100,000 during the fiscal year ended December 31, 1997.


SUMMARY COMPENSATION TABLE


   	Name and                  		        Annual Compensation      	All Other
Principal Position	         Year	       Salary($)	 Bonus($)	 Compensation ($)(1)
------------------          ----        -------------------  -------------------
David A. Ulrich	            1997	       $365,100	   $74,130	        $8,000
President & Chief	          1996	        330,041	    64,170	         7,500
Executive Officer	          1995	        306,582	    63,271	         7,528

Henry Karbiner, Jr.	        1997	        257,959	    53,235         	8,000
Executive Vice-	            1996	        235,008	    46,110         	7,500
President, Secretary	       1995	        221,758	    45,669	         7,527
and Treasurer

Robert W. Orth(2)	          1997        	134,994	    27,720         	4,465
Senior Vice	                1996	         97,972	    20,250	             0
President	                  1995	              0	         0	             0

Ronald K. Puetz	            1997        	132,808    	27,195  	       7,482
Senior Vice	                1996	        112,552	    21,837	         6,274
President	                  1995	        105,987	    21,731	         6,390

Scott A. Wilson	            1997 	       123,138	    24,885	         6,922
Senior Vice	                1996	        106,799	    20,684	         5,952
President	                  1995	        101,922	    20,788	         6,138
____________

(1)  	All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.

(2)	  Mr. Orth was not employed by the Corporation prior to 1996.

REPORT OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

Executive compensation, including that of the C.E.O., consists primarily of salary and cash bonus. The C.E.O.'s compensation is determined in the same manner as the other executives.

The bonus portion of executive compensation is based entirely on the Corporation's return on assets. If the return on assets for the twelve month period ending in November is less than the minimum amount of one percent (1%), no cash bonuses are paid. If the return on assets exceeds the minimum, the bonus is computed as a percentage of salary based on a formula such that as the return on assets increases, the bonus percentage goes up at an increasing rate. The same bonus percentage is applied to all officers of the Corporation.

Except for the bonus, there is no specific relationship between corporate performance and executive salaries and benefits. Executive compensation is determined by the President and Executive Vice President of the Corporation considering the following factors without assigning any relative weight or importance to any factor:

          	1.  	Current Compensation
          	2.  	Cost of Living
          	3.  	Salaries Paid to Executives at Other Banks
          	4.  	Performance of the Bank During the Prior Year
          	5.  	Prospects of Future Growth and Performance
          	6  .	The Individual Performance of the Executive

Stock price is not a factor in determining executive salaries or bonuses.

The salaries determined by the President and Executive Vice President are submitted to the full Board of Directors for approval. After reviewing the recommendations, the Board members have an opportunity to discuss any factors they deem relevant - there is no agenda or specific list of factors to be discussed. The recommendations of the President and Executive Vice President are usually approved by the Board without adjustment.

The Corporation continues to follow its long standing policy of not providing its executives with many of the non-cash perquisites given to executives of similar companies. Executives receive no stock rights, options, warrants or stock appreciation rights. The Corporation does not provide memberships for its executives in country clubs or other social clubs. Also, executives receive no special retirement benefits or deferred compensation - they participate in the same retirement plan provided to non-executive employees of the Corporation.


                        					By the Board of Directors


  Frank Bauer	               Sanford Fedderly	               Robert W. Orth
  William Gravitter	         Henry Karbiner, Jr.	            Christ Krantz
  Rudie L. Lauterbach	       William P. McGovern	            Ronald K. Puetz
  John M. Rupcich	           David A. Ulrich	                David Ulrich, Jr.
  William J. Werry	          Scott A. Wilson

STOCK PERFORMANCE GRAPH

The following graph shows the cumulative stockholder return on the Corporation's Common Stock over the last five fiscal years compared to the returns of the Standard & Poor's 500 Stock Index and Major Regional Bank Index compiled by Standard & Poor's and consisting of 20 regional banks assuming that $100 is invested on December 31, 1992 with dividends reinvested.



TRI CITYFIVE YEAR STOCK PERFORMANCE

                                                MAJOR
       PERIOD                                  REGIONAL          TRI CITY
(FISCAL YEAR COVERED)         S & P 500         BANKS           BANKSHARES
---------------------         ---------        --------         ----------

        1992                    100.00          100.00            100.00

        1993                    110.08          106.02            115.54

        1994                    111.53          100.35            132.43

        1995                    153.45          158.01            151.52

        1996                    188.68          215.90            172.99

        1997                    251.62          324.65            198.66


DIRECTORS' FEES

In 1997, the directors of the Corporation, who were not also officers of the Corporation, received $300 for each Board meeting attended.


LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 1997 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

David A. Ulrich, an officer and director of the Corporation, is the principal shareholder in a corporation that owns buildings occupied by the Corporation's central office (the "Central Office") in Oak Creek, a Tri City National Bank branch office located in Milwaukee, and eleven Tri City National Bank branch offices located in Pick N'Save food stores in Brookfield, Greenfield, Milwaukee, Oak Creek and West Allis. The Central Office building lease has a five-year term, through 2000, with one five-year renewal option. The branches located in local food stores have lease terms of three to five years, through December 1999, with three five-year renewal options. The annual rental for 1997 paid in connection with all of the aforementioned leases was $355,891, subject to adjustment as a result of increases in the consumer price index. Pursuant to the Central Office lease only, the Corporation is also obligated to pay property taxes, insurance and maintenance costs associated with the building.

OTHER BUSINESS

The Board of Directors knows of no other business which may come before the Annual Meeting. In the event that any other business not known or determined at this time does properly come before the Meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.

VOTING OF PROXIES

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the Proxy Statement. Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Any shares not voted affirmatively, whether by abstention or broker nonvote, will generally have no impact on the election of directors.

INDEPENDENT PUBLIC ACCOUNTANTS

As of the date of this Proxy Statement, the Audit Committee and the Board of Directors has selected the independent accounting firm of Ernst & Young to serve as its auditors for the year ending December 31, 1998. Ernst & Young has served as the Corporation's accountants for the past fifteen years. The services provided by Ernst & Young since January 1, 1997 consisted of assisting in the preparation of financial statements, and audit reports with respect thereto, for the Corporation and its subsidiaries, and providing assistance in the preparation of periodic reports filed with the Securities and Exchange Commission. Representatives of said firm are expected to be present at the Annual Shareholders' Meeting and will have the opportunity to make a statement if they choose to do so and will be available to respond to appropriate questions.

SHAREHOLDERS' PROPOSALS

Proposals by shareholders sought to be included in the Corporation's Proxy Statement for its 1999 Annual Meeting of Shareholders must be received by the Corporation no later than December 28, 1998.


PENDING LEGAL PROCEEDINGS

No director or executive officer is an adverse party or has an interest adverse to the Corporation or any of its subsidiaries in any material pending legal proceedings.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

The Corporation believes that during 1997, its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.


FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1997 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 21, 1998 RECORD DATE BY WRITTEN REQUEST TO HENRY KARBINER, JR., SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.



By Order of the Board of Directors

/s/Henry Karbiner, Jr.
------------------------------
Henry Karbiner, Jr., Secretary
Oak Creek, Wisconsin

April 24, 1998



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE 1998 ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE.

PROXY                     	Tri City Bankshares Corporation                	PROXY
	                           Annual Meeting-June 10, 1998
              	This proxy is solicited on behalf of the Board of Directors

    	The undersigned hereby appoints David A. Ulrich, William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the others and with full power in each to appoint his substitute or substitutes, as his proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 10, 1998 at 9:30 A.M., and at any adjournment or adjournments of said meeting, on the following matters:

1.  Election of               For all nominees           WITHHOLD AUTHORITY
     Directors                  listed below   ____           to vote  ____

                             	(or their substitutes       for all nominees
                               if any	nominees shall      listed below
                               be unable to	stand for
                               election)

FRANK BAUER, SANFORD FEDDERLY, WILLIAM GRAVITTER, HENRY KARBINER, JR., CHRIST KRANTZ, RUDIE L. LAUTERBACH, WILLIAM P. MCGOVERN, ROBERT W. ORTH, RONALD K. PUETZ, JOHN M. RUPCICH, DAVID A. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                          (Over)

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                     The Board of Directors recommends a vote FOR item 1.

2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.




                                           Date	                          , 1998
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                                           Please sign exactly as name appears
                                           hereon.  For joint accounts, all
                                           tenants should sign.  Executors,
                                           Administrators, Trustees, etc.,
                                           should so indicate when signing.